2Q 24 FINANCIAL July 12, 2024 HIGHLIGHTS

2 +16% Revenue Growth: Pre-tax Margin: EPS Growth: • Revenue Growth: Revenue of $4.6bn up 2% YoY – Investment services fees up 5% YoY – Investment management and performance fees flat YoY – Foreign exchange revenue up 16% YoY – Net interest income down 6% YoY • Expense Discipline: Expense of $3.1bn down 1% YoY; up 1%(b) excluding notable items • Balance Sheet Strength: – Average total deposits of $285bn up 3% YoY and up 2% QoQ – Tier 1 leverage ratio of 5.8% and CET1 ratio of 11.4% – LCR of 115% and NSFR of 132% • Profitability: – ROE of 12.7% and ROTCE(a) of 24.6% • Capital Returns: Returned $923mm to common shareholders, including $322mm of dividends and $601mm of share repurchases – 107% total payout ratio year-to-date – Increased quarterly dividend by 12% to $0.47 per common share in 3Q24 2% 33% 2Q24 Financial Highlights ROTCE(a): 24.6% Tier 1 Leverage: 5.8% Expense Growth: 1% (a) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE. (b) Represents a non-GAAP measure. See page 12 in the Appendix for the corresponding reconciliation of the non-GAAP measure of expense excluding notable items. Note: Above comparisons are 2Q24 vs. 2Q23, unless otherwise noted.

2Q24 Financial Results

$mm, except per share data or unless otherwise noted	2Q24	1Q24	2Q23	2Q24 vs. 1Q24	2Q24 vs. 2Q23
Income Statement					
Investment services fees	$2,359	$2,278	$2,252	4%	5%
Investment management and performance fees	761	776	762	(2)	—
Foreign exchange revenue	184	152	158	21	16
Other fee revenue	94	99	85	(5)	11
Total fee revenue	**$3,398**	**$3,305**	**$3,257**	**3%**	**4%**
Investment and other revenue	169	182	147	N/M	N/M
Net interest income	1,030	1,040	1,100	(1)	(6)
Total revenue	**$4,597**	**$4,527**	**$4,504**	**2%**	**2%**
Provision for credit losses	—	27	5	N/M	N/M
Noninterest expense	3,070	3,176	3,111	(3)	(1)
Income before income taxes	**$1,527**	**$1,324**	**$1,388**	**15%**	**10%**
Net income applicable to common shareholders	$1,143	$953	$1,036	20%	10%
Avg. common shares and equivalents outstanding *(mm)* - diluted	752	762	791	(1)%	(5)%
EPS	**$1.52**	**$1.25**	**$1.31**	**22%**	**16%**
Key Performance Indicators					
Operating leverage[(a)]				**489 bps**	**338 bps**
Pre-tax margin	**33%**	**29%**	**31%**		
ROE	12.7%	10.7%	11.7%		
ROTCE[(b)]	**24.6%**	**20.7%**	**22.8%**		
Non-GAAP measures, excluding notable items[(c)]					
Adjusted total revenue	$4,597	$4,527	$4,505	2%	2%
Adjusted noninterest expense	3,077	3,138	3,049	(2)	1
Adjusted EPS	1.51	1.29	1.38	17	9
Adjusted operating leverage				**349 bps**	**112 bps**
Adjusted pre-tax margin	**33%**	**30%**	**32%**		
Adjusted ROTCE	**24.4%**	**21.3%**	**24.1%**		

(a) Note: See page 11 in the Appendix for corresponding footnotes.
(b) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE.
(c) Each of the below line items represents a non-GAAP measure. See pages 12 and 13 in the Appendix for the corresponding reconciliations of these non-GAAP measures excluding notable items.
N/M – not meaningful.

3

BNY

Capital and Liquidity

	2Q24	1Q24	2Q23
Consolidated regulatory capital ratios[a]			
Tier 1 capital ($mm)	$23,006	$22,723	$22,848
Average assets for Tier 1 leverage ratio ($mm)	394,672	386,148	402,993
Tier 1 leverage ratio	**5.8%**	**5.9%**	**5.7%**
Common Equity Tier 1 ("CET1") capital ($mm)	$18,671	$18,383	$18,018
Risk-weighted assets ($mm)	163,583	169,909	163,335
CET1 ratio	**11.4%**	**10.8%**	**11.0%**
Supplementary leverage ratio ("SLR")	6.8%	7.0%	7.0%
Consolidated regulatory liquidity ratios[a]			
Liquidity coverage ratio ("LCR")	115%	117%	120%
Net stable funding ratio ("NSFR")	132%	136%	136%
Capital returns			
Cash dividends per common share	$0.42	$0.42	$0.37
Common stock dividends ($mm)	$322	$324	$297
Common stock repurchases ($mm)	601	988	448
Total capital return ($mm)	**$923**	**$1,312**	**$745**
Total payout ratio	81%	138%	72%
Profitability			
ROE	12.7%	10.7%	11.7%
ROTCE[b]	24.6%	20.7%	22.8%
Adjusted ROTCE[c]	**24.4%**	**21.3%**	**24.1%**

Capital

- **Tier 1 leverage ratio** of 5.8%, down 6 bps QoQ
  - Tier 1 capital of $23.0bn increased $283mm QoQ, primarily reflecting capital generated through earnings, partially offset by capital returned through common stock repurchases and dividends
  - Average assets for Tier 1 leverage ratio of $395bn increased $9bn QoQ
- **CET1 ratio** of 11.4%, up 59 bps QoQ
  - CET1 capital of $18.7bn increased $288mm QoQ, primarily reflecting capital generated through earnings, partially offset by capital returned through common stock repurchases and dividends
  - RWA of $163.6bn decreased by $6.3bn QoQ

Liquidity

- **LCR** of 115%, down 2%-pts QoQ
- **NSFR** of 132%, down 3%-pts QoQ

(a) Note: See page 11 in the Appendix for corresponding footnotes.
(b) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE.
(c) Represents a non-GAAP measure. See page 13 in the Appendix for the corresponding reconciliations of the non-GAAP measure of ROTCE excluding notable items.

4

BNY

5 1,100 1,016 1,101 1,040 1,030 2Q23 3Q23 4Q23 1Q24 2Q24 2Q24 vs.   2Q24   1Q24   2Q23   Total assets $412 2% (2)% Total interest-earning assets $354 2% (2)% Cash and reverse repo 142 1 (8) Loans 68 4 8 Investment securities 138 3 1 Noninterest-bearing $49 (2)% (21)% Interest-bearing 236 3 10 Total deposits $285 2% 3%                Net Interest Income and Balance Sheet Trends Net Interest Income ($mm) 1.20% 1.18% 1.26% 1.19% 1.15% 2Q23 3Q23 4Q23 1Q24 2Q24 Net Interest Margin Balance Sheet Trends ($bn, average) • Net interest income of $1,030mm down 6% YoY and down 1% QoQ – QoQ decrease primarily driven by changes in balance sheet mix, partially offset by the benefit of reinvesting maturing fixed-rate securities in higher yielding alternatives • Net interest margin of 1.15% down 5 bps YoY and down 4 bps QoQ – QoQ decrease primarily driven by changes in balance sheet mix • Avg. total deposits of $285bn up 3% YoY and up 2% QoQ

Securities Services

Select Income Statement Data

$mm, unless otherwise noted	2Q24	2Q24 vs. 1Q24	2Q24 vs. 2Q23
Asset Servicing	$1,018	—%	4%
Issuer Services	322	23	1
Total investment services fees	**$1,340**	**5%**	**3%**
Foreign exchange revenue	144	16	16
Other fees	56	(5)	4
Investment and other revenue	104	N/M	N/M
Net interest income	595	2	(11)
Total revenue	**$2,239**	**5%**	**–%**
Provision for credit losses	(3)	N/M	N/M
Noninterest expense	1,554	1	(1)
Income before income taxes	**$688**	**16%**	**7%**

Key Performance Indicators

$bn, unless otherwise noted	2Q24	1Q24	2Q23
Pre-tax margin	31%	28%	29%
AUC/A *(trn)*[(a)(b)]	$35.7	$35.4	$33.2
Deposits *(average)*	$178	$175	$173
Issuer Services			
Total debt serviced *(trn)*	$14.1	$14.0	$13.8
Number of sponsored Depositary Receipts programs	516	527	564

- **Total revenue** of $2,239mm **flat YoY**
  - Investment services fees up 3% YoY
    - > Asset Servicing up 4% YoY, primarily reflecting higher market values and net new business
    - > Issuer Services up 1% YoY, primarily reflecting higher Corporate Trust fees, partially offset by lower Depositary Receipts fees
  - Foreign exchange revenue up 16% YoY
  - Net interest income down 11% YoY
- **Noninterest expense** of $1,554mm **down 1% YoY**, primarily reflecting efficiency savings, partially offset by higher investments, employee merit increases and higher revenue-related expenses
- **Income before income taxes** of $688mm **up 7% YoY**

6

Note: See page 11 in the Appendix for corresponding footnotes.
N/M – not meaningful.

BNY

Market and Wealth Services

Select Income Statement Data

$mm, unless otherwise noted	2Q24	2Q24 vs. 1Q24	2Q24 vs. 2Q23
Pershing	$474	(2)%	2%
Treasury Services	202	10	10
Clearance and Collateral Management	338	3	15
Total investment services fees	**$1,014**	**2%**	**7%**
Foreign exchange revenue	23	(4)	10
Other fees	58	—	12
Investment and other revenue	23	N/M	N/M
Net interest income	417	(1)	(1)
Total revenue	**$1,535**	**1%**	**6%**
Provision for credit losses	(2)	N/M	N/M
Noninterest expense	833	—	5
Income before income taxes	**$704**	**4%**	**8%**

Key Performance Indicators

$bn, unless otherwise noted	2Q24	1Q24	2Q23
Pre-tax margin	46%	45%	45%
AUC/A *(trn)*[(a)(b)]	$13.4	$13.1	$13.4
Deposits *(average)*	$91	$90	$85
Pershing			
AUC/A *(trn)*[(a)]	$2.6	$2.6	$2.4
Net new assets (U.S. platform)[(c)]	(23)	(2)	(34)
Daily average revenue trades (DARTs) (U.S. platform) *('000)*	280	290	223
Average active clearing accounts *('000)*	8,057	7,991	7,946
Treasury Services			
U.S. dollar payment volumes *(daily average)*	241,253	237,124	233,931
Clearance and Collateral Management			
Tri-party collateral management balances *(average)*	$5,298	$5,157	$6,044

- **Total revenue** of $1,535mm **up 6% YoY**
  - Investment services fees up 7% YoY
    - > Pershing up 2% YoY, primarily reflecting higher market values and client activity, partially offset by lost business in the prior year
    - > Treasury Services up 10% YoY, primarily reflecting net new business and higher client activity
    - > Clearance and Collateral Management up 15% YoY, primarily reflecting higher collateral management fees and clearance volumes
  - Foreign exchange revenue up 10% YoY
  - Net interest income down 1% YoY
- **Noninterest expense** of $833mm **up 5% YoY**, primarily reflecting higher investments, employee merit increases and higher revenue-related expenses, partially offset by efficiency savings
- **Income before income taxes** of $704mm **up 8% YoY**

Note: See page 11 in the Appendix for corresponding footnotes.
N/M – not meaningful.

7

BNY

Investment and Wealth Management

Select Income Statement Data

$mm, unless otherwise noted	2Q24	2Q24 vs. 1Q24	2Q24 vs. 2Q23
Investment management fees	$754	(2)%	—%
Performance fees	8	N/M	N/M
Distribution and servicing fees	69	(1)	19
Other fees[(a)]	(64)	N/M	N/M
Investment and other revenue[(b)]	11	N/M	N/M
Net interest income	43	5	10
Total revenue	**$821**	**(3)%**	**1%**
Provision for credit losses	4	N/M	N/M
Noninterest expense	668	(10)	(2)
Income (loss) before income taxes	**$149**	**39%**	**15%**
Total revenue by line of business:			
Investment Management	$549	(5)%	(1)%
Wealth Management	272	1	3
Total revenue	**$821**	**(3)%**	**1%**

Key Performance Indicators

$bn, unless otherwise noted	2Q24	1Q24	2Q23
Pre-tax margin	18%	13%	16%
Deposits	$11	$11	$15
Assets under management ("AUM")[(c)]	$2,045	$2,015	$1,906
Long-term active strategies net flows	$2	$16	$(11)
Index net flows	(4)	(15)	2
Short-term strategies net flows	(7)	16	(9)
Total net flows	$(9)	17	(18)
Wealth Management			
Client assets[(d)]	$308	$309	$286

- **Total revenue** of $821mm **up 1% YoY**
  - Investment Management down 1% YoY, primarily reflecting the mix of AUM flows and lower equity investment income and seed capital gains, partially offset by higher market values
  - Wealth Management up 3% YoY, primarily reflecting higher market values, partially offset by changes in product mix
- **Noninterest expense** of $668mm **down 2% YoY**, primarily reflecting efficiency savings and lower revenue-related expenses, partially offset by employee merit increases and higher investments
- **Income before income taxes** of $149mm **up 15% YoY**
- **AUM** of $2.0trn **up 7% YoY**, primarily reflecting higher market values
- Wealth Management **client assets** of $308bn **up 8% YoY**, primarily reflecting higher market values and cumulative net inflows

8

Note: See page 11 in the Appendix for corresponding footnotes.
N/M – not meaningful.

BNY

9 $mm, unless otherwise noted 2Q24 1Q24 2Q23 Fee revenue $(4) $(17) $(2) Investment and other revenue 29 47 34 Net interest (expense) (25) (7) (27) Total revenue $— $23 $5 Provision for credit losses 1 12 (25) Noninterest expense 15 65 71 (Loss) before income taxes $(16) $(54) $(41)                 Other Segment Select Income Statement Data Select Income Statement Data • Total revenue includes corporate treasury and other investment activity, including hedging activity which has an offsetting impact between fee and other revenue and net interest expense – QoQ decrease primarily reflects net securities losses in 2Q24 • Noninterest expense decreased YoY, primarily driven by a reduction in the FDIC special assessment and lower litigation reserves

APPENDIX

11 Footnotes Page 3 – 2Q24 Financial Results (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. Page 4 – Capital and Liquidity (a) Regulatory capital and liquidity ratios for June 30, 2024 are preliminary. For our CET1 ratio, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for June 30, 2024 was the Standardized Approach, for March 31, 2024 was the Standardized Approach and for June 30, 2023 was the Advanced Approaches. Page 6 – Securities Services (a) June 30, 2024 information is preliminary. (b) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.7 trillion at June 30, 2024, $1.7 trillion at March 31, 2024 and $1.6 trillion at June 30, 2023. Page 7 – Market and Wealth Services (a) June 30, 2024 information is preliminary. (b) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business. (c) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer. Page 8 – Investment and Wealth Management (a) Other fees primarily include investment services fees. (b) Investment and other revenue is net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds. (c) June 30, 2024 information is preliminary. Represents assets managed in the Investment and Wealth Management business segment. (d) June 30, 2024 information is preliminary. Includes AUM and AUC/A in the Wealth Management line of business.

12 Select Income Statement Data Reconciliation of Non-GAAP Measures – Impact of Notable Items 2Q24 vs.  $mm, except per share amounts 2Q24 1Q24 2Q23 1Q24 2Q23 Total revenue – GAAP $4,597 $4,527 $4,504 2% 2% Less: Disposal (losses)(a) — — (1) Adjusted total revenue, ex-notables — Non-GAAP $4,597 $4,527 $4,505 2% 2% Noninterest expense – GAAP $3,070 $3,176 $3,111 (3)% (1)% Less: Severance(b) 29 36 26 Litigation reserves(b) 2 2 36 FDIC special assessment(b) (38) — — Adjusted noninterest expense, ex-notables — Non-GAAP $3,077 $3,138 $3,049 (2)% 1% Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP $1,143 $953 $1,036 20% 10% Less: Disposal (losses)(a) — — — Severance(b) (22) (27) (20) Litigation reserves(b) — (2) (36) FDIC special assessment(b) 29 — — Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation — Non- GAAP $1,136 $982 $1,092 16% 4% Diluted earnings per share – GAAP $1.52 $1.25 $1.31 22% 16% Less: Disposal (losses)(a) — — — Severance(b) (0.03) (0.04) (0.02) Litigation reserves(b) — — (0.05) FDIC special assessment(b) 0.04 — — Adjusted diluted earnings per share — Non-GAAP $1.51 $1.29 $1.38 17% 9% Operating leverage – GAAP(c) 489 bps 338 bps Adjusted operating leverage — Non-GAAP(c) 349 bps 112 bps Pre-tax operating margin – GAAP 33% 29% 31% Adjusted pre-tax operating margin — Non-GAAP 33% 30% 32% (a) Reflected in Investment and other revenue. (b) Severance is reflected in Staff expense, Litigation reserves in Other expense, and FDIC special assessment in Bank assessment charges, respectively. (c) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense.

13  $mm 2Q24 1Q24 2Q23 Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP $1,143 $953 $1,036 Add: Amortization of intangible assets 13 12 14 Less: Tax impact of amortization of intangible assets 3 3 4 Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets — Non-GAAP $1,153 $962 $1,046 Less: Disposal (losses) — — — Severance (22) (27) (20) Litigation reserves — (2) (36) FDIC special assessment 29 — — Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets and notable items — Non-GAAP $1,146 $991 $1,102 Average common shareholders’ equity $36,044 $35,905 $35,655 Less: Average goodwill 16,229 16,238 16,219 Average intangible assets 2,834 2,848 2,888 Add: Deferred tax liability – tax deductible goodwill 1,213 1,209 1,193 Deferred tax liability – intangible assets 655 655 660 Average tangible common shareholders’ equity – Non-GAAP $18,849 $18,683 $18,401 Return on common equity(a) – GAAP 12.7% 10.7% 11.7% Adjusted return on common equity(a) – Non-GAAP 12.7% 11.0% 12.3% Return on tangible common equity(a) – Non-GAAP 24.6% 20.7% 22.8% Adjusted return on tangible common equity(a) – Non-GAAP 24.4% 21.3% 24.1% Return on Common Equity and Tangible Common Equity Reconciliation (a) Returns are annualized.

14 A number of statements in our presentations, the accompanying slides and the responses to questions on our conference call discussing our quarterly results may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about The Bank of New York Mellon Corporation’s (the “Corporation,” “we,” “us,” or “our”) capital plans including dividends and repurchases, total payout ratio, financial performance, fee revenue, net interest income, expenses, cost discipline, efficiency savings, operating leverage, pre-tax margin, capital ratios, organic growth, pipeline, deposits, interest rates and yield curves, securities portfolio, taxes, investments, including in technology and product development, innovation in products and services, artificial intelligence, client experience, strategic priorities and initiatives, transition to a platforms operating model, capabilities, resiliency, risk profile, human capital management and the effects of the current and near-term market and macroeconomic outlook on us, including on our business, operations, financial performance and prospects. Preliminary business metrics and regulatory capital ratios are subject to change, possibly materially as we complete our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. Forward- looking statements may be expressed in a variety of ways, including the use of future or present tense language. Words such as “estimate,” “forecast,” “project,” “anticipate,” “likely,” “target,” “expect,” “intend,” “continue,” “seek,” “believe,” “plan,” “goal,” “could,” “should,” “would,” “may,” “might,” “will,” “strategy,” “synergies,” “opportunities,” “trends,” “momentum,” “ambition,” “aspiration,” “objective,” “aim,” “future,” “potentially,” “outlook” and words of similar meaning may signify forward-looking statements. These statements are not guarantees of future results or occurrences, are inherently uncertain and are based upon current beliefs and expectations of future events, many of which are, by their nature, difficult to predict, outside of our control and subject to change. By identifying these statements for you in this manner, we are alerting you to the possibility that our actual results may differ, possibly materially, from the anticipated results expressed or implied in these forward-looking statements as a result of a number of important factors. These factors include: continued elevated levels of inflation and interest rates and the corresponding impacts on macroeconomic conditions, client behavior and our funding costs; liquidity and interest rate volatility; potential recessions or slowing of growth in the US, Europe and other regions; the impacts of continued hostilities in the Middle East; our ability to execute against our strategic initiatives; potential increased regulatory requirements and costs; and the risk factors and other uncertainties set forth in our Annual Report on Form 10-K for the year ended Dec. 31, 2023 (the “2023 Annual Report”) and our other filings with the Securities and Exchange Commission (the “SEC”). Forward-looking statements about the timing, profitability, benefits and other prospective aspects of business and expense initiatives, our financial outlook and our medium-term financial targets, and how they can be achieved, are based on our current expectations regarding our ability to execute against our strategic initiatives, as well as our balance sheet size and composition, and may change, possibly materially, from what is currently expected. Statements about our outlook on fee revenue are subject to various factors, including market levels, client activity, our ability to win and onboard new business, lost business, pricing pressure and our ability to launch new products to, and expand relationships with, existing clients. Statements about our outlook on net interest income are subject to various factors, including interest rates, continued quantitative tightening, re-investment yields and the size, mix and duration of our balance sheet size, including with respect to deposits, loan balances and the securities portfolio. Statements about our outlook on expenses are subject to various factors, including investments, revenue-related expenses, efficiency savings, merit increases, inflation and currency fluctuations. Statements about our target Tier 1 leverage ratio and CET1 Ratio are subject to various factors, including capital requirements, interest rates, capital levels, risk-weighted assets and the size of our balance sheet, including deposit levels. Statements about Pershing X’s projected revenue are subject to various factors, including pricing, pipeline, demand from existing clients, the number of services and apps purchased, investments and inflation. Statements about the timing, manner and amount of any future common stock dividends or repurchases, as well as our outlook on total payout ratio, are subject to various factors, including our capital position, capital deployment opportunities, prevailing market conditions, legal and regulatory considerations and our outlook for the economic environment. Statements about our future effective tax rate are subject to various factors including, changes in the tax rates applicable to us, changes in our earnings mix, our profitability, the assumptions we have made in forecasting our expected tax rate, the interpretation or application of existing tax statutes and regulations, as well as any corporate tax legislation that may be enacted or any guidance that may be issued by the U.S. Internal Revenue Service. You should not place undue reliance on any forward-looking statement. All forward-looking statements speak only as of the date on which they were made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events. Non-GAAP Measures. In this presentation, the accompanying slides and our responses to questions, we may discuss certain non-GAAP measures in detailing our performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in our reports filed with the SEC, including the 2023 Annual Report, the second quarter 2024 earnings release and the second quarter 2024 financial supplement, which are available at www.bny.com/investorrelations. Forward-Looking Non-GAAP Financial Measures. From time to time we may discuss forward-looking non-GAAP financial measures, such as forward-looking estimates or targets for expenses excluding notable items. We are unable to provide a reconciliation of forward- looking non-GAAP financial measures to their most directly comparable GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant to future results. Cautionary Statement